J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund
(Class A Shares)
(a series of JPMorgan Trust I)

Supplement dated August 20, 2010
to the Class A, Class B, Class C & Select Class Shares
Summary Prospectus dated November 1, 2009

Sales Charge Change. Effective September 27, 2010, the maximum sales charge (load) imposed on purchases of Class A Shares of the JPMorgan Diversified Fund (the “Fund”) will be lowered from 5.25% to 4.50% of the offering price. The new sales charge will apply only to Class A Shares of the Fund purchased on or after September 27, 2010. In connection with this change, effective September 27, 2010, the Shareholder Fees table in the Fund’s summary section will be revised as follows:

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	4.50%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

Effective immediately, the legend at the top of the first page of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2009, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-DF-810